WellCare Health Plans

Raymond James 38th Annual Institutional Investors Conference

Drew Asher
Chief Financial Officer

March 6, 2017

Cautionary Statements

WellCare Health Plans

These materials and oral statements made from time to time by executive officers of WellCare may contain "forward-looking" statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. Such statements that are not historical facts are hereby identified as forward-looking statements and intended to be covered by the safe harbor provisions of the PSLRA and can be identified by the use of the words "believe," "expect," "predict," "project," "potential," "estimate," "anticipate," "should," "intend," "may," "will," and similar expressions or variations of such words, or by discussion of future financial results and events, strategy or risks and uncertainties, trends and conditions in WellCare's business and competitive strengths, all of which involve risks and uncertainties.

For example, statements regarding the company's financial outlook, the start date of new Medicaid programs, and the timing, closing and financial impact of pending acquisitions contain forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties that may cause WellCare's actual future results to differ materially from those projected or contemplated in the forward-looking statements. These risks and uncertainties include, but are not limited to, WellCare's progress on top priorities such as improving health care quality and access, ensuring a competitive cost position, and delivering prudent, profitable growth, WellCare's ability to effectively estimate and manage growth, WellCare's ability to effectively execute and integrate acquisitions, potential reductions in Medicaid and Medicare revenue, WellCare's ability to estimate and manage medical benefits expense effectively, including through its vendors, its ability to negotiate actuarially sound rates, especially in new programs with limited experience, the appropriation and payment by state governments of Medicaid premiums receivable, the timing and ability to satisfy closing conditions for pending acquisitions, including receipt of regulatory approvals, adjustments to the purchase price of pending acquisitions and the manner of payment of the purchase price for pending acquisitions, the outcome of any protests and litigation related to Medicaid awards, the approval of Medicaid contracts by CMS, any changes to the programs or contracts, WellCare's ability to address operational challenges related to new business, WellCare's ability to meet the requirements of readiness reviews, and WellCare's ability to comply with the terms of the Corporate Integrity Agreement. Given the risks and uncertainties inherent in forward-looking statements, any of WellCare's forward-looking statements could be incorrect and investors are cautioned not to place undue reliance on any of our forward-looking statements.

Additional information concerning these and other important risks and uncertainties can be found in the company's filings with the U.S. Securities and Exchange Commission ("SEC"), included under the captions "Forward-Looking Statements" and "Risk Factors" in the company's Annual Report on Form 10-K for the year ended December 31, 2016, and other filings by WellCare with the SEC, which contain discussions of WellCare's business and the various factors that may affect it. Subsequent events and developments may cause actual results to differ, perhaps materially, from WellCare's forward-looking statements. WellCare's forward-looking statements speak only as of the date on which the statements are made. WellCare undertakes no duty, and expressly disclaims any obligation, to update these forward-looking statements to reflect any future events, developments or otherwise.

All forward-looking statements included in these materials are based upon information available to WellCare as of the date of these materials, and the company assumes no obligation to update or revise any such forward-looking statements.

WellCare's 2017 financial guidance is as of February 7, 2017 and is not being updated in conjunction with this presentation.

Diversified Government Programs Portfolio

WellCare Health Plans

Medicaid	Medicare Advantage	Medicare PDP
11 states	16 states	50 states



Membership
27%
9%
64%

Medicaid Health Plans	2,606,000
Medicare Health Plans	350,000
Medicare PDP	1,090,000
Total membership	**4,046,000**



Premium Revenue
6%
27%
67%

Medicaid Health Plans	$10.5 billion
Medicare Health Plans	$4.2 billion
Medicare PDP	$862.5 million
Total premium revenue	**$15.6 billion**

Membership as of January 1, 2017
Premium revenues based on midpoint of 2017 guidance as of February 7, 2017

Medicaid Health Plans

WellCare Health Plans

Serving approximately 2.6 million members in 11 states across a broad spectrum of eligibility groups

- Closed Care1st Arizona acquisition on December 31, 2016
  - Added 117,000 Medicaid members
- Launched Nebraska Medicaid
  - Added 71,000 new Medicaid members
- Reprocured Missouri Medicaid
  - New contract will expand service area statewide
- Announced acquisition of certain assets of Phoenix Health Plan
  - Complements Care 1st Arizona acquisition
  - Serves nearly 50,000 Medicaid members



	WCG Medicaid States
	New WCG Medicaid states: Nebraska effective 1/1/17; Arizona effective 12/31/16

Membership as of January 1, 2017

Medicare Health Plans

WellCare Health Plans

Serving approximately 350,000 members in 16 states

- Meaningful MBR improvement over last two years
- Successful 2017 Open Enrollment Period
  - Membership growth of 7.4% year-over-year*
- Focus on multi-year Star Ratings initiatives
  - Significant quality investments in 2017; reflected in 2017 MBR guidance



WCG Medicare Advantage States
New WCG Medicare Advantage States

Membership as of January 1, 2017
*Membership growth from January 1, 2016 to January 1, 2017

Pending Acquisition of Universal American Corp.

WellCare Health Plans

Strengthens MA business	Augments quality improvement and value-based contracting	Grows and diversifies government-sponsored portfolio
➢ Increases MA membership by ~34%* ➢ Deepens presence in Texas and New York ➢ Diversifies MA membership by adding large mainstream book of MA business	➢ Adds 4.5 Star HMO plan in Texas ➢ Adds 4.0 Star PPO plan in New York and Maine – Leverage best practices to improve Star Ratings of total MA business ➢ Adds established primary care physician engagement model with proven savings	➢ Represents ~9% revenue growth compared with 2017 total premium revenue guidance** ➢ Acquisition further diversifies premium revenue mix

- UAM performance consistent with our expectations
- Expect acquisition to close in 2Q17 pending regulatory approvals
- Integration planning on track

Expect $0.60 to $0.70 accretion to adjusted EPS in year 1 following transaction close and an incremental $0.10 accretion to adjusted EPS in year 2 following transaction close

**Based on WellCare and Universal American's Medicare Advantage membership as of January 1, 2017 and January 31, 2017, respectively*

***Based on Universal American's full-year 2016 revenues and midpoint of WellCare's 2017 GAAP total premium guidance as of February 7, 2017*

Note: The estimated financial and operational impact of the transaction remains subject to satisfying the closing conditions for the acquisition, among other factors.

Medicare PDP

WellCare Health Plans

Serving 1.1 million members nationwide

- Meaningful improvement in PDP performance over past two years

- Improved product positioning
  - Increased 2017 auto-assign footprint to 30 regions under the benchmarks as a result of 2017 bid strategy

- Focused on achieving balance between margin and growth
  - Strong Open Enrollment Period membership growth of 8 percent*

- Significant PDP drug spend helps drive cost structure in Medicaid and MA
  - Improved cost structure benefits members and federal and state customers

Membership as of January 1, 2017
*Represents growth from December 31, 2016 to January 1, 2017

Executing Our Growth Strategy

WellCare Health Plans

Solely focused on "sweet spot" of managed care

Medicaid

- Pursue existing and new market RFP opportunities in traditional and complex populations
  - Meaningful Medicaid macro penetration opportunity
- M&A opportunities

Recent Examples

Organic	M&A
• Nebraska Medicaid launch • Missouri Medicaid geographic expansion	• Advicare • Care1st Arizona • Pending acquisition of certain assets of Phoenix Health Plan

Medicare

- Deeper penetration in existing markets
- County / state expansions
- Medicare demographic growth
- M&A opportunities

Recent Examples

Organic	M&A
• 7.4% membership growth year over year*	• Pending acquisition of Universal American

*Membership growth from January 1, 2016 to January 1, 2017

Medicaid Environment

WellCare Health Plans


~72 million beneficiaries
~$576 billion
~27% Fee-for-Service
~73% Managed Care
~55% Fee-for-Service
~45% Managed Care
2016 Average Enrollment
2016 Spending

Medicaid Growth Opportunity

- Significant opportunity to manage higher acuity populations
- Medicaid spending estimated to increase to $958 billion in 2025 (5% CAGR)
- Expect states to continue to look for ways to provide access to quality health care while reducing costs

Source: CMS 2016 Actuarial Report on the Financial Outlook For Medicaid
Source: Managed Care Penetration percentages from HMA and CMS-64 report

Medicare Advantage Environment

WellCare Health Plans



Medicare Advantage
Penetration Rate
10.7M
45.3M
19.6M
58.0M
2009
24%
2017
34%

- Penetration rate is nearly 34% and rising
- Historical MA enrollment growth in high-single digits
- Expect continued growth driven by "baby boomer" age-ins and more seniors choosing managed care

Source: CMS February enrollment report for the years 2009 and 2017; Medicare Advantage also includes cost contracts and demonstration contracts

WCG: Value Proposition

WellCare Health Plans

- Solely focused on the growth "sweet spot" of managed care
  - Government-sponsored managed care
  - Serving medically complex populations provides significant value to government customers and members
  - Significant penetration opportunity in Medicaid and Medicare Advantage
- Disciplined focus on operational and financial execution
- Well-positioned for growth